PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.

Supplement dated May 25, 2011 to the Prospectus dated February 25, 2011
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The Prospectus of the Fund is hereby amended by deleting the subsection entitled “Class A and Class Z Shares” appearing in the section of the Prospectus entitled “How to Buy, Sell and Exchange Shares of the Fund—How to Buy Shares,” and substituting the following new subsection:

Class A and Class Z Shares

Class A shares are exchangeable with other Class A shares of other Prudential Investments mutual funds. Class Z shares are exchangeable with other Class Z shares of other Prudential Investments mutual funds.

Class A, B and C shares of this Fund may be used in conjunction with your Rights of Accumulation Privileges to purchase other Prudential Investments mutual funds if you:

•	Invest with an eligible group of investors who are related to you.

•	Buy Class A shares of two or more Prudential Investments mutual funds at the same time.

•	With respect to Class A shares only, use your Rights of Accumulation, which allow you to combine (1) the current value of Prudential Investments mutual funds shares you already own, (2) the value of money market shares you have received for shares of other Prudential Investments mutual funds in an exchange transaction and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation).

LR383

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